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Verra Mobility Deutsche Bank Leveraged Finance Conference October 2018

DISCLAIMER Confidentiality The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibite d. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Gores Holdings II, Inc. (“Gores”) and Ver ra Mobility Corporation (“Verra Mobility”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting deli very of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. Use of Projections This presentation contains financial forecasts with respect to Verra Mobility’s projected Pro Forma Adjusted Revenue, Free Cash Flow, EBITDA and Pro Forma Adjusted EBITDA for Verra Mobility’s fiscal years 2018 through 2020. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Verra Mobility, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the pu rpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial informat ion. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Verra Mobility or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stat es Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “projec t” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matte rs. Such forward looking statements include projected financial information. Such forward looking statements with respect to reve nues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Verra Mobility or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations; (5) the possibility that Verra Mobility or Gores may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor Verra Mobility undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data In this presentation, Verra Mobility relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Verra Mobility obtained this information and statistics from third-party sources, including reports by market research firms. Verra Mobility has supplemented this information where necessary with information from discussions with Verra Mobility customers and its own internal estimates, taking into account publicly available information about other industry participants and Verra Mobility’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies. Additional Information about the Transactions and Where to Find It The Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the pro posed transactions contemplated by the Merger Agreement, and has commenced the mailing of the definitive proxy statement and other relevant documents to its stockholders as of the record date, which is September 24, 201 8. The definitive proxy statement contains important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed t ransactions contemplated by the Merger Agreement and other matters (the “Special Meeting”). Company stockholders and other interested persons are advised to read the definitive proxy statement in connection with the Company’s solicitation of proxies for the Special Meeting because the proxy statement contains important information about the proposed transactions. Company stockholders may also obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings II, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com). Participants in Solicitation The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in c onnection with the proposed transactions. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting are set forth in the definitive proxy statement for the proposed transaction . 2 VERRA MOBILITY

PRESENTERS 3 VERRA MOBILITY • Consulting experience with a history of partnering with founder-owned companies to drive growth and innovation • Joined Verra Mobility in 2014 • Previously President and CEO, BillingTree and Managing Director, Bank of America Merrill Lynch • Former President and CEO, Equity Methods • History of financial discipline to create shareholder value • Joined Verra Mobility in 2015 • Former Co-President and CFO, Origami Owl • Former CFO, RSC Equipment Rental (NYSE: RRR) David Roberts CEO, President Tricia Chiodo CFO Verra Mobility

AGENDA I. Business Overview II. Key Credit Highlights III. Growth Opportunities IV. Financial Overview 4 VERRA MOBILITY

I. Business Overview VERRA MOBILITY

B U S I N E S S O V E R V I E W LEADING PROVIDER OF TECH-ENABLED SMART TRANSPORTATION SOLUTIONS THAT CUSTOMERS OFFER SAFETY, CONVENIENCE AND VALUE TO ITS Pro Forma Adj. Revenue(1) ($ in millions) $373 $349 $333 $18 $10 2015 2016 2017 Product 2018E Services Pro Forma Adj. EBITDA and Margin (%)(2) ($ in millions) (3) $219 $184 $120 2015 2016 2017 2018E (1) (2) (3) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue. See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA. Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized. 6 VERRA MOBILITY 8.5 million violations processed on behalf of photo enforcement clients annually $159 $209 59% 53% 48% 41% ~165 million toll transactions processed annually 4,000+ speed, red light and school bus stop safety cameras installed #1 Provider of toll management to rental car companies (“RAC”) and fleet management companies (“FMC”) in North America $371 $2 $345 $4 $296 $315 $286 #1 Provider of road safety cameras in the U.S., partners with ~200 jurisdictions and school districts Financials Company Overview

BUSINESS OVERVIEW

DIVERSE PRODUCT PORTFOLIO WITH HIGHLY RECURRING SERVICE REVENUE

	Tolling & Fleet			Safety Automations
	60% of Services Revenue			40% of Services Revenue
	Toll Management	Violations	Title and Registration	Red Light, Speed and Bus
Description	• Enables fleet / rental drivers to use cashless toll lanes and all-electronic tollways • Manages fleet toll programs, saving time and money	• Processes vehicle-issued violations incurred by fleet / rental drivers • Integrates with issuing authorities domestically and internationally to transfer liability or bill violators	• Service provider for high volume, quick, automated title & registration services • Direct DMV connections for electronic Title and Registration processing	• Market leader for providing traffic safety technology to government clients • Primary products include enforcement technology for red lights, speeding, school buses and city bus lanes
2017 Services Financials	• **Services revenue: $169mm** • '15A – '17A CAGR: 18% • **% of total services rev. = 49%**	• **Services revenue: $28mm** • '15A – '17A CAGR: 1% • **% of total services rev. = 8%**	• **Services revenue: $11mm** • '15A – '17A CAGR: 5% • **% of total services rev. = 3%**	• **Services revenue: $137mm** • '15A – '17A CAGR: 4% • **% of total services rev. = 40%**
Customers	• Avis • Budget • Hertz • Silvercar • Enterprise • Sixt	• Hertz • City of Westminster • Transport for London • Highways Agency • Fox Rent A Car • Gemeente Rotterdam	• Hertz • Fox Rent A Car • United Rental Systems • Advantage Rent A Car • Ace Rent A Car • Element	• New York City • Seattle • Washington D.C. • Austin • Chicago • Atlanta
Market Position	• #1 in passenger vehicle toll management for RAC and fleet (only regional players remain)	• #1 solution for fleet vehicle owners in the U.S.	• #1 player for rental car fleets focused on scalable national platform	• Market leading provider with >4,000 road safety cameras installed across the U.S. and in one Canadian province

VERRA MOBILITY

7

BUSINESS OVERVIEW

EXTENSIVE GEOGRAPHIC REACH IN THE U.S. AND NOW ACROSS EUROPE WITH THE ACQUISITION OF EURO PARKING COLLECTION "EPC"

Global Coverage

Tolling & Fleet

Toll Management

- Tolling Management = 24 states
- Connected to 50+ tolling authorities



Violations

- Violations Management = 50 states



European Violations Collection

- Representing more than 450 issuing organizations in 15 European countries
- Accessing 30 Vehicle Licensing Authorities in Europe and issuing notifications to more than 130 countries



Safety Automations

Red Light

- Red Light = 16 states, the District of Columbia and 1 Canadian province



Speed

- Speed = 11 states and the District of Columbia



Represents coverage of customers

VERRA MOBILITY

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II. Key Credit Highlights VERRA MOBILITY

K E Y C R E D I T H I G H L I G H T S KEY CREDIT HIGHLIGHTS 1 Market leader with highly differentiated and proprietary platforms 2 Sustainable competitive advantage in the marketplace 3 Contracted recurring revenue business model 4 Strong revenue growth and robust margins 5 Experienced management team with a track record of success 10 VERRA MOBILITY

K E Y C R E D I T H I G H L I G H T S 1 MARKET LEADER WITH HIGHLY DIFFERENTIATED AND PROPRIETARY PLATFORMS #1 RAC & FMC Toll Transaction Processing #1 Red Light Safety #1 Speed Safety #1 School Bus Safety 11 VERRA MOBILITY Automating Smarter Transportation Automating Safer Transportation …supported by the most comprehensive product portfolio in the industry Leading positions in product areas…

KEY CREDIT HIGHLIGHTS

2 SUSTAINABLE COMPETITIVE ADVANTAGE IN THE MARKETPLACE

Competitive Advantage

✓ **Superior scale**
- Manages more than 6mm vehicles for the largest rental car and fleet management companies
- Processes more than ~165 million toll transactions annually
- Have 4,000 cameras installed across 200 jurisdictions and school districts

✓ **Superior service, contribution and integration with customers**
- Simplify transaction processing for customers with the 50+ Tolling Authorities and 400 Issuing Authorities
- Government and commercial customers depend on Verra Mobility's substantial revenue contribution
- For most customers, Verra Mobility is highly integrated with their systems and provide end-to-end solutions, which limit their dedicated support resources

✓ **Broadest product portfolio**
- CrossingGuard, Speed, Bus Lane, Red Light, Tolling, Violations, Title and Registration, Consumer (aka "Peasy")

✓ **Strong patent portfolio and proprietary technologies**
- All-inclusive pricing, transponder shield box, video speed detection and patents pending related to consumer toll products (aka "Peasy") and hand-held speed photo enforcement technology

✓ **Regulatory and legislative expertise**

Verra Mobility is Critical to the Ecosystem


Renters / Violators
Tolling Authorities
VERRA MOBILITY
Rental Car Companies
Police
State / Local Governments
VERRA MOBILITY
Municipalities / Schools

Verra Mobility Brings Value to its Customers Through a Unique Combination of Technology, People and Process Expertise

VERRA MOBILITY
12

KEY CREDIT HIGHLIGHTS

3 CONTRACTED RECURRING REVENUE BUSINESS MODEL

Commentary

Contracted Recurring Revenue Model

- Large installed base provides recurring revenue
- Multiple year contracts with core customers
- High retention rate of 97% of cameras for Safety Automations
- Approximately 80% of revenue is contracted through 2020 and beyond[1]
- Verra Mobility has contracts with the three largest U.S. RAC's
  - Two of the three contracts expire in 2021 and the other is not due to expire until 2024

Attractive Unit Economics

- Average annual revenue per red light camera of +$46,200 and +$53,000 per speed camera unit
- Safety camera payback period of <18 months
- On average, Verra Mobility generates between $7.40 and $9.00 of revenue per rental agreement through multiple attractive pricing models

Recurring Revenue Profile

Total


Non-recurring
3%
Recurring
97%

2018E visibility: 97.9%

Tolling & Fleet


Non-recurring
3%
Recurring
97%

2018E visibility: 96.8%

Safety Automations


Non-recurring
3%
Recurring
97%

2018E visibility: 99.5%

(1) Based on 2017 service revenue and contract terms as of December 31, 2017. Note: two safety contracts have been recently extended past 2020 and are awaiting execution.

VERRA MOBILITY
13

KEY CREDIT HIGHLIGHTS

4 STRONG REVENUE GROWTH AND ROBUST MARGINS

Commentary

Consistent Revenue Growth

- The Company has grown services revenue at near double digits the past few years
- Expectation is for continued high single digit growth
- With a stronger product offering today vs. two years ago, Verra Mobility feels confident in its ability to capture additional market share

Expanding Margins

- Scalable technology platform provides operating efficiencies
- Pro forma margin profile improvement driven by growth in tolling segment

Strong Cash Flow Generation

- Declining camera costs align with the trend in consumer electronics
- Minimal incremental capital expenditure spend as a result of the acquisitions drives increase in FCF conversion

Financial Profile

Strong Pro Forma Adj. Revenue Growth


($ in millions)
Total CAGR: 8.5%
Services CAGR: 9.8%
$296
$10
$286
$333
$18
$315
$349
$4
$345
2015
2016
2017
Services
Product

Sustained Profitability and High Cash Flow Conversion


($ in millions)
$120
$105
$159
$140
$184
$156
2015
2016
2017
EBITDA
FCF [1]

Pro Forma Adj. EBITDA Margin / FCF Conversion

	2015	2016	2017
Pro Forma Adj. EBITDA Margin	41%	48%	53%
FCF Conversion	87%	88%	85%

VERRA MOBILITY

(1) Free Cash Flow defined as (Pro Forma Adjusted EBITDA – CapEx).

14

KEY CREDIT HIGHLIGHTS

5 EXPERIENCED MANAGEMENT TEAM WITH A TRACK RECORD OF SUCCESS



David Roberts
CEO, President

- Consulting experience with a history of partnering with founder-owned companies to drive growth and innovation
- Joined Verra Mobility in 2014
- Previously President and CEO, BillingTree and Managing Director, Bank of America Merrill Lynch
- Former President and CEO, Equity Methods



Tricia Chiodo
CFO

- History of financial discipline to create shareholder value
- Joined Verra Mobility in 2015
- Former Co-President and CFO, Origami Owl
- Former CFO, RSC Equipment Rental (NYSE: RRR)
- Experienced in LBO and IPO transactions with high growth companies



Jon Routledge,
EVP, Commercial Fleet Services

- 20+ years of leadership experience specializing in developing sales initiatives, marketing, strategic planning and process improvement
- Extensive experience in freight and logistics
- Former Vice President of Sales at DHL Express
- Holds a BTECHND degree in Business Management



Liz Caracciolo,
EVP, Government Solutions

- Client-facing and business development experience with a history of increasing the lifetime value of client relationships
- Joined Verra Mobility in 2015
- Held service and business development, and account management roles at Equity Methods, BillingTree and Bank of America Merrill Lynch



Vincent Brigidi,
EVP, Emerging Markets

- Over 18 years of experience in the fleet industry
- Recently President and COO of CEI leading a team of nearly 240 responsible for the management of 600,000 fleet vehicles and 118,000 drivers subscribed to CEI's DriverCare™ solution
- Joined Verra Mobility in 2014
- Began his career at PricewaterhouseCoopers



Jim Goetz,
Chief Information Officer

- Over 30 year experience delivering industry-leading applications, advanced analytics, enterprise program management, scalable infrastructure, security, and large media storage capabilities
- Recently President and COO of Alta Resources and CIO and General Manager at Convergys Corporation



Rebecca Kozloff Collins,
General Counsel

- Former commercial litigator at Steptoe & Johnson
- Over 16 years of in-house legal experience at large, small, public and private companies (such as Motorola, General Dynamics, NJOY and Contractor Management Services), including roles as Chief Compliance Officer
- Extensive experience with M&A, class actions / litigation management, IP management, government relations & employment & labor law

VERRA MOBILITY

15

III. Growth Opportunities VERRA MOBILITY

GROWTH OPPORTUNITIES

VERRA MOBILITY HAS MULTIPLE LEVERS FOR SUSTAINED GROWTH

1 Benefit From Strong Industry Tailwinds

- An increasing number of toll roads and migration to cashless tolling driving the need for smart technology
- Increased focus on traffic safety for drivers, pedestrians, bicyclists and law enforcement

2 Leverage Platform into New End-Markets

- Leveraging existing capabilities into ride-sharing and autonomous vehicles are attractive opportunities
- Over-the-Road ("OTR") market provides a significant and untapped growth opportunity for Verra Mobility

3 Expand Platform with New Products

- Strong financial profile creates a vehicle for aggressive innovation into broader Smart Transportation with solutions such as (I) electronic license plates / telematics, (II) consumer tolling for autonomous cars and (III) smart city
- Opportunities include ride sharing company-owned cars / fleets

4 Expand Globally

- Opportunities exist with current clients to expand operations into attractive markets across Europe
  - Existing Verra Mobility clients alone provide access to over 1 million RAC and European fleet vehicles
  - Verra Mobility anticipates the European Consumer Tolling & Violations TAM to be approximately two times larger than the U.S. market

5 Pursue Accretive Acquisitions

- Verra Mobility has a targeted pipeline of opportunities globally
  - Management team has a demonstrated track record of driving synergies from successful accretive acquisitions

VERRA MOBILITY

17

IV. Financial Overview VERRA MOBILITY

F I N A N C I A L O V E R V I E W VERRA MOBILITY HAS DEMONSTRATED CONSISTENT HIGH-MARGIN REVENUE GROWTH WITH SIGNIFICANT FCF GENERATION ($ in millions)  Transaction processing-based business model with high recurring revenue of 97% and 97% cameras retained upon renewal % Services Growth 10% 10% 7% 10% 10% $452 $412 $373 $349 $333 $296  Attractive revenue model of 7 – 9% organic growth plus consistent acquisition track record  Growth driven by greater penetration, strong industry tailwinds, new customer wins, growing pipeline and improving margins 2015 2016 2017 Services 2018E 2019E 2020E Product  Diversified solutions platform between Safety and Fleet businesses ($ in millions) % FCF Conversion(3): 87% 88% 85% 86% $219 91% $236 92% $256  Displacing competitors in competing areas of importance (4) $184 $159 $120  Global outlook to explore opportunities in Europe, Brazil and Asia 2015 2016 2017 2018E 2019E 2020E  Strong deleveraging profile driven by EBITDA growth and strong free cash flow Verra Mobility PF Adjustments (1) (2) (3) (4) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue. See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA. Free Cash Flow Conversion defined as (Pro Forma Adjusted EBITDA – CapEx) / Pro Forma Adjusted EBITDA. Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized. 19 VERRA MOBILITY Source: Company information. $10 57% 57% $209 59% 53% 48% 41% Pro Forma Adj. EBITDA and % Margin(2) $447 $5 $407 $5 $371 $2 $345 $4 $315 $18 $286 $10 Pro Forma Adj. Revenue(1) Commentary

FINANCIAL OVERVIEW

VERRA MOBILITY IS WELL POSITIONED FOR ORGANIC GROWTH IN EXISTING AND NEW CATEGORIES BOTH DOMESTICALLY AND INTERNATIONALLY

Verra Mobility Projected Organic Growth 2018E – 2020E

Product	Growth ($mm)	Growth (% CAGR)	Key Revenue Drivers
Tolling & Fleet	$30 – $35	6% – 8%	• Rental car product adoption driven by positive industry tailwinds: ▪ Increased cashless tolling ▪ Increased number of toll ways ▪ Increased congestion pricing on HOV and other roadways • FMC vehicle enrollment growing at MSD with expanded sales efforts and outsourcing trends
Peasy (Consumer Tolling)	$13 – $15	NM	• New product uniquely positioned to address needs of large consumer tolling market • Modest consumer adoption with <1% total penetration of U.S. insured vehicles by 2020
Safety Automations	$8 – $10	2% – 4%	• Continued growth in the number of cameras: ▪ 60% win rate on RFP's ▪ Verra Mobility StreetSafe and new legislation in Georgia opens new markets for speed cameras ▪ Increased focus on child safety in school zones and school bus stops ▪ Red light remains stable with strong cash flow
European Opportunities	$18 – $20	45% – 55%	• LDD growth in the existing EPC business through country expansion • 20% penetration of both the Tolling and Violations total addressable markets by 2020 with the addition of two key U.S. RAC's and a global FMC into Europe
Total Organic Growth	**$70 - $80**	**9% - 10%**	

VERRA MOBILITY

20

Appendix VERRA MOBILITY

APPENDIX

ADJ. REVENUE RECONCILIATION

Adj. Revenue Reconciliation

	($ in millions)	2015	2016	2017
	Verra Mobility Reported Services Revenue	$193.3	$212.5	$228.2
	Adjustments:			
A	Non-cash Amortization of Contract Incentive	1.8	1.8	0.3
B	Sunshine Pre-acquisition Results	9.9	0.8	0.0
	Verra Mobility Adjusted Services Revenue	**205.1**	**215.2**	**228.5**
	Verra Mobility Reported Product Revenue[(1)]	**10.3**	**18.2**	**3.9**
	Verra Mobility Total Adjusted Revenue	**$215.4**	**$233.4**	**$232.4**
	HTA Reported Revenue	**$70.5**	**$88.3**	**$101.4**
	Adjustments:			
C	Non-cash Amortization of Contract Incentive	0.0	0.0	2.3
	HTA Adjusted Revenue	**$70.5**	**$88.3**	**$103.7**
	EPC Reported Revenue	**$10.6**	**$11.1**	**$12.6**
	Total Pro Forma Adjusted Revenue	**$296.4**	**$332.8**	**$348.7**

Adjustment Detail

(A) Amortization of contract incentive payment. Amount stepped down in 2017 due to purchase accounting adjustments following Platinum's purchase. This is a non-recurring adjustment and is not expected going forward

(B) Pre-acquisition results for Sunshine in 2016, which now comprises much of the Title & Registration business

(C) Add-back for the cash-to-GAAP adjustment for a $6 million incentive payment to a RAC in 4Q 2017. Should be capitalized, but flows through to the P&L in the HTA's accounting cash-based system

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22

(1) Represents sale of equipment and product installation.

APPENDIX

ADJ. EBITDA RECONCILIATION – VERRA MOBILITY, PRE-HTA AND PRE-EPC

Adj. EBITDA Reconciliation

($ in millions)	2015	2016	2017
Net Income	$11.4	$29.0	$19.5
Definitional Adjustments:			
Depreciation and amortization	37.2	33.8	45.7
Interest expense, net	2.1	2.7	21.7
Income taxes	3.8	18.7	(29.4)
Total definitional adjustments	$43.1	$55.2	$38.0
Reported EBITDA	**$54.6**	**$84.2**	**$57.5**
Adjustments:			
A Transaction and other related expenses	0.0	1.2	32.0
B Transformation expenses	0.0	0.0	3.9
C Sponsor Fees and expenses	0.0	0.0	4.2
D Acquisition earn-out	4.3	0.0	0.0
E Non-recurring Severance	2.1	0.0	0.0
F Non-cash amortization of contract inducement	1.8	1.8	0.3
Total adjustments	8.2	2.9	40.4
Adjusted EBITDA	**$62.7**	**$87.1**	**$97.9**

Adjustment Detail

- A Adjustment to add back deal fees incurred in relation to Platinum's acquisition of ATS in May 2017, as well as the acquisition of HTA. Includes acquisition services to advisors, professional fees and other expenses
- B One-time costs including costs for strategy consultants, procurement optimization and IT optimization
- C Sponsor management fees paid to Platinum
- D Adjustments related to performance goals reached subsequent to 2014 acquisition within the Commercial Services segment
- E Severance related to prior executive team
- F Adjustment for amortization of a tolling contract with a major RAC

VERRA MOBILITY

23

Note: EPC financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles.

APPENDIX

ADJ. EBITDA RECONCILIATION – HTA

Adj. EBITDA Reconciliation

	($ in millions)	2015	2016	2017
	Net Income	$48.6	$60.7	$67.6
	Definitional Adjustments:			
	Depreciation and amortization	0.4	1.4	2.1
	Interest expense, net	(0.0)	0.0	0.1
	Income taxes	0.3	0.3	0.4
	Total definitional adjustments	$0.7	$1.7	$2.6
	Reported EBITDA	**$49.4**	**$62.4**	**$70.2**
	Adjustments:			
A	"Extraordinary" adjustments - primarily Seller expenses	0.0	0.0	2.5
B	Contract Incentive - Non-Cash Amortization	0.0	0.0	2.3
C	(Gain)/Loss on Sale of Equipment, net	0.0	0.3	0.0
D	Pro Forma CC Rebates	2.3	2.7	3.5
E	Capitalized internal labor	2.0	2.0	2.0
F	Other	0.0	0.0	0.4
	Total adjustments	4.3	5.0	10.7
	Adjusted EBITDA	**$53.7**	**$67.4**	**$80.9**

Adjustment Detail

A Seller expenses related to legal, M&A, travel, entertainment and non-business activities

B Add-back for the cash-to-GAAP adjustment for a $6 million incentive payment to a RAC in 4Q 2017. Should be capitalized, but flows through to the P&L in the HTA's accounting cash-based system

C Non-cash gain / loss the sale of cameras

D HTA's toll funding is charged on a credit card and the cash points are given to the seller for personal expenses. Following the acquisition by HTA, the cash rewards will be given to the Company, consistent with Verra Mobility's current practice

E HTA has never capitalized internal labor related to software development, despite significant personnel investment in such. Pro forma estimate to conform to Verra Mobility's accounting going forward

F Includes adjustments for items such as a new tag vendor deposit, customer billing correction, a change in merchant processing fees and credit card processing rebates

VERRA MOBILITY

24

APPENDIX

ADJ. EBITDA RECONCILIATION – EPC

Adj. EBITDA Reconciliation

($ in millions)	2015	2016	2017
Net Income	$2.9	$2.3	$3.9
Definitional Adjustments:			
Depreciation and amortization	0.0	0.0	0.0
Interest expense, net	(0.1)	(0.0)	(0.0)
Income taxes	0.8	0.4	0.7
Total definitional adjustments	$0.8	$0.4	$0.7
Reported EBITDA	**$3.7**	**$2.7**	**$4.6**
Adjustments:			
(A) Extraordinary expenses add back	0.0	1.3	0.3
(B) Legal fees – appointment of new directors	0.0	0.0	0.0
(C) Board of directors fees add back	0.1	0.0	0.0
Total adjustments	0.1	1.3	0.3
Adjusted EBITDA	**$3.8**	**$4.0**	**$5.0**

Adjustment Detail

(A) Non-recurring discretionary employee and transaction bonuses related to a change in control event

(B) Legal fees associated with the appointment of additional directors to the Company's board. This expense is non-recurring in nature

(C) EBITDA fees paid to the previous board of directors. This items will not recur due to the change in control

VERRA MOBILITY

25

Note: The financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles.

APPENDIX

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ending					
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
(Unaudited, $ in millions)	2017	2017	2017	2017	2018	2018
Service revenue	$54.3	$57.0	$55.6	$61.3	$69.0	$97.0
Product sales	0.4	1.1	0.5	1.9	0.2	1.2
Total revenue	**$54.7**	**$58.2**	**$56.1**	**$63.2**	**$69.2**	**$98.2**
Cost of service revenue	0.8	0.9	0.8	0.8	0.8	1.7
Cost of product sales	0.3	0.8	0.3	1.1	0.2	0.9
Operating expenses	21.4	21.6	21.7	21.7	23.7	28.8
Selling, general and administrative expenses	11.9	43.2	15.8	14.8	33.3	27.6
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	7.4	10.3	14.2	13.9	18.5	27.5
Total costs and expenses	$41.8	$76.8	$52.9	$52.3	$76.5	$86.4
Income (loss) from operations	**$12.9**	**($18.6)**	**$3.2**	**$10.8**	**($7.3)**	**$11.8**
Interest expense	0.6	3.2	8.9	9.0	12.6	19.6
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	10.2	0.0
Other (income) expense, net	(0.7)	(0.8)	(1.1)	(0.8)	(1.3)	(2.8)
Total other expense	($0.2)	$2.4	$7.9	$8.2	$21.5	$16.8
Income (loss) before income taxes	**$13.1**	**($21.0)**	**($4.7)**	**$2.6**	**($28.8)**	**($5.0)**
Income tax provision (benefit)	4.9	(6.5)	(1.3)	(26.5)	(6.6)	(0.2)
Net income (loss)	**$8.1**	**($14.5)**	**($3.3)**	**$29.2**	**($22.2)**	**($4.8)**

VERRA MOBILITY

26

Note: Represents actual results of Verra Mobility, which includes the results of HTA as of the acquisition date of March 1, 2018 and EPC as of the acquisition date of April 6, 2018.

A P P E N D I X CONSOLIDATED STATEMENT OF OPERATIONS ADJ. EBITDA RECONCILIATION 27 VERRA MOBILITY Note: Represents actual results of Verra Mobility, which includes the results of HTA as of the acquisition date of March 1, 2018 and EPC as of the acquisition date of April 6, 2018. (Unaudited, $ in millions) For the Three Months Ending March 31,June 30, September 30, December 31,March 31,June 30, 201720172017201720182018 Net Income (loss) $8.1($14.5)($3.3) $29.2 ($22.2) ($4.8) Interest Expense 0.63.28.99.0 12.6 19.6 Income tax provision expense (benefit) 4.9(6.5)(1.3) (26.5)(6.6) (0.2) Depreciation and Amortization 7.410.214.213.918.527.5 EBITDA $21.0($7.6) $18.5$25.6 $2.4 $42.0 Transaction and other related0.531.30.00.118.15.8 Transformation expense 0.00.02.51.5 1.75.4 Loss on extinguishment of debt 0.00.00.00.010.20.0 Sponsor Fees and expenses 0.00.61.81.81.41.3 Non-cash amortization of contract inducement 0.20.10.00.00.00.0 Adjusted EBITDA $21.7$24.5 $22.8 $28.9 $33.8 $54.6

A P P E N D I X PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS 7.8 10.8 14.8 14.5 19.0 27.5 on disposal of assets, net 28 VERRA MOBILITY Note: Pro forma represents the actual results of Verra Mobility, HTA and EPC on a combined basis. (Unaudited, $ in millions) For the Three Months Ending March 31,June 30, September 30, December 31,March 31,June 30, 201720172017201720182018 Service revenue $78.4$85.8 $86.4 $91.7$87.8$97.0 Product sales 0.41.10.51.90.21.2 Total revenue $78.8$86.9$86.9$93.6 $88.0$98.2 Cost of service revenue 1.2 1.31.41.5 1.2 1.7 Cost of product sales 0.30.80.31.10.20.9 Operating expenses22.222.4 22.522.728.9 28.8 Selling, general and administrative expenses18.751.6 24.724.546.2 27.6 Depreciation, amortization, impairment, and (gain) loss Total costs and expenses $50.3$86.9 $63.6$64.3 $95.3$86.4 Income (loss) from operations $28.5 ($0.0)$23.3 $29.3 ($7.3) $11.8 Interest expense 0.63.29.0 9.112.7 19.6 Loss on extinguishment of debt 0.00.00.00.010.20.0 Other (income) expense, net (0.7)(0.8)(1.1)(0.8)(1.3) (2.8) Total other expense($0.1)$2.4 $7.9$8.2$21.5$16.8 Income (loss) before income taxes$28.6 ($2.4) $15.4$21.1($28.9) ($5.0) Income tax provision (benefit) 5.2(6.2)(1.0)(26.3)(6.4) (0.2) Net income (loss) $23.5 $3.8 $16.4$47.4($22.5) ($4.8)

A P P E N D I X PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJ. REVENUE RECONCILIATION 0.2 0.1 0.0 0.0 0.0 0.0 Incentive 29 VERRA MOBILITY Note: Pro forma represents the actual results of Verra Mobility, HTA and EPC on a combined basis. (Unaudited, $ in millions) For the Three Months Ending March 31,June 30, September 30, December 31,March 31,June 30, 201720172017201720182018 Revenue $78.8$86.9$86.9$93.6 $88.0$98.2 HTA Non-Cash Amortization of Contract Incentive0.30.70.70.70.00.0 Verra Mobility Non-Cash Amortization of Contract Adjusted Revenue $79.3 $87.6 $87.6 $94.2 $88.0$98.2

A P P E N D I X PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJ. EBITDA RECONCILIATION 30 VERRA MOBILITY Note: Pro forma represents the actual results of Verra Mobility, HTA and EPC on a combined basis. (Unaudited, $ in millions) For the Three Months Ending March 31,June 30, September 30, December 31,March 31,June 30, 201720172017201720182018 Net Income (loss) $23.5 $3.8 $16.4$47.4($22.5) ($4.8) Interest Expense 0.63.29.0 9.112.7 19.6 Income tax provision expense (benefit) 5.2(6.2)(1.0)(26.3)(6.4) (0.2) Depreciation and Amortization 7.810.814.814.519.027.5 EBITDA $37.1$11.6$39.1$44.6$2.8 $42.0 Transaction and other related0.531.30.00.118.15.8 Transformation expense 0.00.02.51.5 1.75.4 Loss on extinguishment of debt 0.00.00.00.010.20.0 Sponsor Fees and expenses 0.00.61.81.81.41.3 Non-cash amortization of contract inducement 0.20.10.00.00.00.0 HTA Adjustments 2.4 2.8 2.8 2.8 11.50.0 EPC Adjustments 0.10.10.10.10.00.0 Adjusted EBITDA $40.2$46.4 $46.3 $50.8$45.6 $54.6

APPENDIX

CONSOLIDATED BALANCE SHEET

($ in millions)	December 31, 2017	March 31, 2018 Unaudited	June 30, 2018 Unaudited
Assets			
Current assets:			
Cash and cash equivalents	$8.7	$15.7	$29.8
Restricted cash	1.8	2.2	1.9
Accounts receivable, net	60.2	71.4	71.2
Unbilled receivables	4.8	9.0	12.8
Prepaid expenses and other current assets	15.8	21.6	21.7
Total current assets	**$91.3**	**$119.8**	**$137.4**
Installation and service parts, net	9.1	9.3	8.8
Property and equipment, net	65.4	65.8	66.8
Intangible assets, net	203.7	560.7	561.5
Goodwill	294.4	526.6	565.0
Other non-current assets	1.0	1.6	1.7
Total assets	**$664.9**	**$1,283.8**	**$1,341.3**
Liabilities and stockholders' equity			
Current liabilities:			
Accounts payable	$20.2	$40.4	$50.7
Accrued liabilities	10.1	15.8	10.8
Current portion of long term debt	3.3	8.4	8.4
Total current liabilities	**$33.5**	**$64.6**	**$69.9**
Long term debt, net of deferred financing costs & discounts	425.4	980.1	980.3
Other long-term liabilities	2.7	2.9	3.0
Asset retirement obligation	6.4	6.4	6.5
Deferred tax liabilities	49.6	47.5	47.4
Total Liabilities	**$517.6**	**$1,101.5**	**$1,107.1**
Total stockholders' equity	147.3	182.4	234.2
Total liabilities and stockholders' equity	**$664.9**	**$1,283.8**	**$1,341.3**

VERRA MOBILITY 31

Note: Represents actual results of Verra Mobility, which includes the results of HTA as of the acquisition date of March 1, 2018 and EPC as of the acquisition date of April 6, 2018.

APPENDIX

CONSOLIDATED CASH FLOW DATA

	For the Three Months Ending					
(Unaudited, $ in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net Cash Provided by (Used in) Operating Activities	$23.3	$11.8	($7.7)	$22.5	($3.6)	$16.0
Net Cash Provided by (Used in) Investing Activities	($4.5)	($545.9)	($8.3)	($4.9)	($537.4)	$1.0
Net Cash Provided by (Used in) Financing Activities	($20.0)	$550.0	$12.1	($13.9)	$548.0	($2.4)
Net Increase/(Decrease) in Cash and Cash Equivalents	**($1.2)**	**$15.9**	**($3.8)**	**$3.6**	**$7.0**	**$14.6**
Cash and Cash Equivalents - Beginning of Period	$2.9	$1.7	$8.9	$5.1	$8.7	$15.7
Cash Acquired in ATS Acquisition	0.0	(8.7)	0.0	0.0	0.0	0.0
Cash and Cash Equivalents - End of Period	**$1.7**	**$8.9**	**$5.1**	**$8.7**	**$15.7**	**$29.8**

VERRA MOBILITY

32

Note: Represents actual results of Verra Mobility, which includes the results of HTA as of the acquisition date of March 1, 2018 and EPC as of the acquisition date of April 6, 2018.

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